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                                                                   Exhibit 10.33

                       Dated this 15th day of August 2000

                          Ability Developments Ltd (1)

                                       And

                            Avenue A (UK) Limited (2)

                                       And

                                Avenue A Inc (3)

                          ---------------------------

                                      LEASE

                                   Relating to

                           Lower Ground & Ground Floor
                                At 1 Bath Street
                                   London EC1

                          ---------------------------

                                   [LOGO OF
                                   GEORGIOU
                                   NICHOLAS
                                  SOLICITORS]

                                 22 JOHN STREET
                                     LONDON
                                    WC1N 2BL

                               TEL: 020 7681 8888
                               FAX: 020 7831 6345
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                                TABLE OF CONTENTS

                                                                Page
No:

1.    Interpretation

2.    Demise and Reservation of Rent

3.    Provisions as to rent firstly reserved

4.    Tenant's covenants

      4.1   To pay rent
      4.2   Not to prejudice insurance etc
      4.3   Taxes
      4.4   To keep in repair
      4.5   Decoration
      4.6   Expenses of this used in common
      4.7   Yield Up
      4.8   Statutory Obligations
      4.9   Defective Premises Act 1972
      4.10  Planning Acts
      4.11  Copies of Notice
      4.12  Join with landlord in Making Appeals etc
      4.13  No Application for Planning Permission
      4.14  Complete Developments within Term
      4.15  Purchase Notice
      4.16  Compensation
      4.17  Entry for Repairs
      4.18  Entry for Other purposes

            4.18.1 Works to Adjoining premises
            4.18.2 Rent Reviews and Renewal
            4.18.3 Taking Inventories
            4.18.4 Let or sale boards and viewing

      4.19  Alterations
      4.20  Advertisements
      4.21  Encroachments
      4.22  User
      4.23  Indemnity as to Rating Relief
      4.24  Nuisance
      4.25  Removal of Rubbish
      4.26  Alienation
      4.27  Notification of Occupiers etc
      4.28  Register Assignments etc
      4.29  Notice of Insolvency Matters
      4.30  Legal and other costs
      4.31  Floor Loading
      4.32  Fire Fighting Equipment
      4.33  To Pay Gas Charges etc
      4.34  Value Added Tax
      4.35  Indemnity for Landlord
      4.36  Glass Insurance


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      4.37  Regulations.

5.    Landlords Covenants

      5.1   Quiet Enjoyment
      5.2   Insurance

6.    Abatement of Rent

7.    Re Entry

8.    Notices

9.    Landlord's Development

10.   Party Walls

11.   Statutory Compensation

12.   Exclusion of warranty and implied covenants

13.   Breakdown of Service

14.   Agreement

15.   Certificate of Value

      THE FIRST SCHEDULE (Rights and Privileges)

      THE SECOND SCHEDULE (Exceptions and Reservations)


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THIS LEASE made the 15th day of August Two Thousand [SEAL]

BETWEEN:

(1) ABILITY DEVELOPMENTS LIMITED of registered office Langley House, Park Road, London N2 8EX

      (hereinafter called "The Landlord")

(2) AVENUE A (UK) LIMITED of registered office Carmelite 50 Victoria Embankment London EC4Y 0DX

      (hereinafter called "The Tenant")

(3) AVENUE A INC incorporated in the State of Washington and whose principal office is at 506 2nd Avenue Seattle WA 98104 USA (hereinafter called "the Surety")

WITNESSES as follows:-

1. INTERPRETATION                                                  [ILLEGIBLE]

      1.1 In this Lease the following expressions shall unless the context otherwise requires have the following meanings respectively that is to say:

            1.1.1 "The Landlord" shall include the person or persons for the time being entitled to the reversion immediately expectant upon the determination of the Term

            1.1.2 "The Tenant" shall (but without prejudice to the Application and operation of Section 79 of the Law of Property Act 1925) include the person or persons in whom the Term is from time to time vested whether by assignment devolution in law or otherwise and whenever the expression "the Tenant" shall include more than one person whether the original Tenant or the Tenant by devolution of title then the covenants on the part of the Tenant herein contained shall be deemed to be joint and several

            1.1.3 "the Surety" shall in the case of personal sureties include the


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                  executors and administrators of the Surety and where there be more than one shall include all or any of them

            1.1.4 "the Demised Premises" shall mean all those premises known as
                  Lower Ground and Ground Floor, 1 Bath Street, London EC1as the same is shown edged red on the plan attached hereto including the windows, window frames, glass, sash chords, doors, pipes and electrical heating installations in the said premises together with all additional and improvements at any time and from time to time made thereto and all fixtures of every kind which shall from time to time be made in or upon the said premises (whether originally affixed or fastened to or upon the same to otherwise) except such tenants fixtures as can be removed from the said premises without defacing the same and excluding specifically load bearing walls and any other structural parts of the building and the foundations beneath the same

            1.1.5 "the Building" shall mean the main and ancillary buildings (if any) of which the Demised Premises form part

            1.1.6 "the Term Commencement Date" shall mean the 15th day of August
                  Two Thousand

            1.1.7 "the Contractual Term" shall mean ten years (10) and 'the
                  Term" shall mean the Contractual Term and any statutory continuation of the same

            1.1.8 "the Term Expiry Date" shall mean the 14th day of August Two
                  Thousand and Ten

            1.1.9 "the Rent" shall mean Forty Four Thousand One Hundred and
                  Eighty Seven Pounds per annum ((pounds)44,187.OOp.a.) During the first five years of the Term and thereafter subject to review as hereinafter mentioned save that the Rent for the period 25th December 2000 to 24th April 2001 shall be a peppercorn if demanded

           1.1.10 "the Rent Commencement Date" shall mean the 15th day of August Two Thousand


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           1.1.11 "Review Date" shall mean the 14th Day of August in the year
                  Two Thousand and Five

           1.1.12 "Review Period" shall mean the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the end of the Term

           1.1.13 "the Permitted Use" shall mean the use as offices as defined by Class B1 of the Town and Country Planning (Use Classes) Order 1987.

           1.1.14 "Service Media" shall mean watercourses channels pipes drains sewers cables wires meter ducts and other conducting media and other installations and equipment for the supply of air water electricity gas drainage or other service telephone signals and any other things serving the Demised Premises.

           1.1.15 "the Surveyor" shall mean any person or firm appointed by the Landlord who is suitably and professionally qualified to perform any of the function of the Surveyor under this Lease (including an Employee of the Landlord and including the person or firm appointed by the Landlord to collect the rents)

           1.1.16 "the Insured Risks" shall mean loss of damage by fire aircraft and aerial devices dropped therefrom explosion earthquake riot civil commotion malicious damage storm tempest flood burst pipes and impact terrorism subsidence heave and such other risks as the Landlord may reasonably decide or the Tenant may reasonably in writing require (but subject to cover against any such aforementioned risk being available at a premium which is in the Landlord's opinion reasonable in all the circumstances)

      1.2 Any reference to a specific statute includes any statutory extension or modification amendment or re-enactment of such statute from time to time and any regulations or orders from time to time made under such statute

      1.3 References to Value Added Tax shall include references to any similar tax whether in substitution for or in addition to it

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      1.4   The expression "the Planning Acts" shall mean "the Planning Acts" as defined in Section 336(1) of the Town and Country Planning Acts 1990 and all other statutes for the time being in force relating to planning control and development and any regulations orders directors or notices made or given thereunder and all licences consents permissions and conditions granted or imposed at any time thereunder.

      1.5 Any covenant by the Tenant not to do or omit to be done any act or thing shall be deemed to include an obligation (so far as is within the power of the Tenant) not to permit allow or suffer such act or thing to be done or omitted by another person

      1.6 Words importing one gender shall include all other genders and words importing the singular shall include the plural and vice versa

      1.7 The headings to the clauses hereof and Schedules hereto and the short particulars on the cover page shall be deemed not to form any part thereof and shall not affect the interpretation hereof in any way

2. DEMISE AND RESERVATION OF RENT

      In consideration of the rent covenants and conditions hereafter reserved and contained and on the part of the Tenant to be paid performed and observed the Landlord hereby with full title guarantee demises unto the Tenant the Demised Premises

      TOGETHER WITH (in common with the Landlord and all other persons entitled thereto and subject to the exceptions reservations and provisions hereinafter contained) the rights and privileges set out in the First Schedule hereto

      EXCEPT AND RESERVING unto the Landlord and the successors in title of the landlord and their respective lessees tenants agents servants licensees and other persons claiming through or under the Landlord and all other persons who now have or may hereafter be entitled to or granted by the Landlord a similar right or rights the easements rights and privileges specified in the Second Schedule hereto.


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      TO HOLD the same unto the Tenant from and including the Term Commencement
      Date and for the Contractual Term expiring at midnight on the Term Expiry Date

      SUBJECT TO all rights easements privileges restrictions covenants and stipulations of whatever nature effecting the Demised Premises

      PAYING THEREFOR throughout the term

      2.1 FIRSTLY the yearly rent mentioned in Clause 3 hereof by equal quarterly payments in advance on the usual quarter days in every year without any deduction or set off whatsoever the first payment to be calculated from and including The Rent Commencement Date to the next quarter day thereafter and to be made on the execution hereof

      2.2 AND SECONDLY by way of further rent 16.6% of such sum or sums as the Landlord shall in accordance with the covenant in clause 5 hereof from time to time properly spend by way of premiums for the insurance of the Building from the Term Commencement Date (ii) all costs incurred by the Landlord in any revaluation (but not more frequently than once a year) of the Demised Premises for insurance purposes and (iii) any reasonable excess suffered or properly payable by the Landlord in respect of any insurance claim relating to the Demised Premises such rent to be paid within twenty one days of written demand therefor made by the Landlord to the Tenant following the payment of any such sum by the Landlord

      2.3 AND THIRDLY by way of further rent all Value Added Tax chargeable in respect of or by reference to or as a result of the rents above-mentioned

      2.4 PROVIDED ALWAYS that in the event of the said rents or any other sum or sums properly payable to the Landlord hereunder or any part thereof being in arrear for more than fourteen days whether (in the case of the rent firstly hereinbefore reserved only) lawfully demanded or not the Tenant shall pay interest calculated on a daily basis with quarterly rests on the usual quarters days at the rate of Four per centum per annum (4%) above the base lending rate for the time being in force of Barclays Bank PLC (or such other London clearing bank as the Landlord may from time to time reasonably specify by notice in writing to the Tenant) on the amount in arrear from the day on which


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                           [GROUND FLOOR PLAN OMITTED]

                          [BASEMENT FLOOR PLAN OMITTED]
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            it became payable until the day payment is made (including any period during which the Landlord may reasonably refuse to accept any instalment of rent or other payment due hereunder by reason of the Landlord's reasonable belief that a breach of covenant by the Tenant has occurred) and to be payable to the Landlord on demand without prejudice to any other rights the Landlord may enjoy and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

3. PROVISIONS AS TO RENT FIRSTLY RESERVED

      3.1 The yearly rent firstly hereinbefore reserved payable hereunder shall be as follows:-

            3.1.1 until the first Review Date the Initial Rent and

            3.1.2 during each successive Review Period a rent equal to the rent previously payable hereunder or such revised rent as may be ascertained as herein provided whichever be the greater

      3.2 Such revised rent for any Review Period shall be the lesser of such sum:-

            (a) as shall be specified in a notice in writing by or on behalf of the Landlord to the Tenant given not earlier than twelve months preceding the relevant Review Date (but so that time shall not be of the essence in relation to the giving of such notice) or

            (b) as shall within three months after the date of service of such notice be agreed between the parties in writing in substitution for the said sum (time to be of the essence of such agreement) or

            (C) as shall be independently determined at the election of the Tenant by a counter-notice in writing given by the Tenant to the Landlord not later than two months after the date of service of the Landlord's said notice (time to be of the essence in relation to the giving of such counter-notice) such independent determination to be by a single arbitrator or by an independent surveyor (acting as an expert and not


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                  as an arbitrator) appointed for that purpose by the parties jointly in writing or upon their failure to agree upon such appointment within one month after the date of the said counter-notice (time to be of the essence thereof) then by the President for the time being of the Royal Institution of Chartered Surveyors on the Application of either party (in the exercise of the said option) and so that in case of such arbitration and valuation the revised rent to be awarded by the arbitrator or valuer shall be such as he shall decide should be the open market yearly rent at which the Demised Premises might reasonably be expected to be let at the relevant Review Date

            3.2.1 on the following assumptions as at that date:-

                3.2.1.1 that the Demised Premises

                    3.2.1.1.1 are available to let on the open market
                              without a fine or premium with vacant possession by a willing Landlord to a willing Tenant (including the Tenant) for the unexpired period of the Contractual Term or 10 years whichever is the greater

                   3.2.1.1.2 are to be let as whole subject to the terms of this Lease and any licence or consent granted hereunder (other than the amount of the rent hereby reserved but including the provisions for review of that rent)

                   3.2.1.1.3 are fully fitted out and equipped and fit and available for immediate occupation and use for the Permitted use

                   3.2.1.1.4 may be used for any of the purposes permitted by this Lease as varied or extended by any licence consent granted hereunder


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                      3.2.1.2 that the covenants herein contained have been
                              fully performed and observed

                      3.2.1.3 that no work has been carried out to the Demised
                              Premises which has diminished the rental value save for works carried out in compliance of any statutory obligations and that in case the Demised Premises have been destroyed or damaged they have been fully restored

                      3.2.1.4 that no reduction is to be made to take account
                              of any rental concession which on a new letting with vacant possession might be granted to the incoming tenant for a period within which its fitting out works would take place

            3.2.2 And having rent to the Tenant's rights under Part II of the
                  Landlord and Tenant Act 1954

            3.2.3 But disregarding:-

                      3.2.3.1 any effect on rent of the fact that the Tenant
                              its sub-tenants or their respective predecessors in title have been in occupation of the Demised Premises

                      3.2.3.2 any goodwill attached to the Demised Premises by
                              reason of the carrying on thereat of the business of the Tenant its sub-tenants or their predecessors in title in their respective businesses and

                      3.2.3.3 any increase or decrease in the rental value of
                              the Demised Premises attributable to the existence at the relevant Review Date of any alteration addition or improvement to the Demised Premises or any part thereof which has been carried out at the cost of the Tenant otherwise that in pursuance of an obligation to the Landlord or its predecessors in title and which in the case of an alteration addition or improvement causing an increase in the rental value of the Demised Premises has been (I) carried out with


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                              consent where required and (ii) completed not more
                              than 21 years before the relevant Review Date

                      3.2.3.4 Any effect on rental value of any obligation of
                              the Tenant to remove alterations or to restore or reinstate the Demised Premises

      3.3 In the case of an arbitration the arbitration shall be conducted in accordance with the Arbitration Act 1996

      3.4 When the amount of any rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the tenant and the Surety (if any) for the time being and annexed to this Lease and the Counterpart thereof and the parties shall bear their own costs in respect thereof

      3.5   3.5.1 If the Revised Rent payable on and from any Review Date has not been ascertained by that Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the revised rent being ascertained the Tenant shall pay by way of further rent to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest thereon equal to the base rate of Barclays Bank Plc applicable at that time such interest to be calculated on a day to day bass from the relevant Review Date on which it would have been payable if the Revised Rent had then been ascertained to the date of actual payment of any shortfall and the interest so payable shall be recoverable in the same manner as rent in arrear

            3.5.2 For the purpose of this sub clause the revised rent shall be deemed to have been ascertained on the date when the same has been agreed between the Landlord and the Tenant or as the case may be the date of the award of the arbitrator

      3.6 If any at material time there shall be no President of the Royal Institution of Chartered Surveyors or if the said President shall for any reason not be available or be unable or unwilling to make such an appointment as


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            aforesaid, the said appointment may be made by the Vice President or next senior officer of the said Institution then available and able and willing to make such appointment

      3.7 If any Arbitrator appointed in accordance with this clause shall fail or refuse to accept his appointment or shall fail to make an assessment as hereinbefore provided or if he shall relinquish his appointment or due or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Landlord or the Tenant may apply to the said President or other person as hereinbefore provided for a substitute to be appointed in his place which procedure may be repeated as many times as if it were an original appointment hereunder by the President for the time being of the said Institution

      3.8 If either the Landlord or the Tenant shall fail to pay any costs awarded against it in the case of an arbitration under the provisions hereof within twenty one days of the same being demanded by the Arbitrator the other shall be entitled to pay the same and the amount so paid shall be repaid by the party chargeable on demand

      3.9 Unless and until either party shall pursuant to the provision of Clause 3.2(c) hereof elect for an independent determination to be made by an arbitrator nothing herein shall constitute an agreement for arbitration

4. TENANT'S COVENANTS

      The Tenant HEREBY COVENANTS with the Landlord as follows:-

      4.1   To pay rent

            4.1.1 To pay the said rents hereby reserved and any interest on arrears of rent as hereinbefore provided at the times and in the manner aforesaid

            4.1.2 At the reasonable request in writing of the Landlord made at any time and from time to time during the Term to make the payment of the rent firstly hereby reserved by banker's standing order into a bank


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                  account designated by the Landlord and at the request in
                  writing from time to time of the Landlord to cancel any such standing order

      4.2   Not to prejudice insurance etc.

            4.2.1 Not to do in or on the Demised Premises anything whereby the insurance of the Demised Premises against the Insured Risks may be vitiated or prejudiced nor without the consent of the Landlord do or omit or allow to be done or omitted anything whereby any additional premium may become payable for the insurance of the Demised Premises or any additional excess may be imposed and in the event of any Landlord's insurance policy for the Demised Premises being vitiated in consequence of any act action or omission of the tenant fully and effectually to indemnify the Landlord against all costs claims indemnify the Landlord against all costs claims proceedings or losses properly incurred and resulting from any damage or injury to the Demised Premises or any part thereof in respect of which compensation is not forthcoming from the Landlord's insurance company

            4.2.2 To notify the Landlord forthwith of any damage to or destruction of the Demised Premises or any part thereof occasioned by the occurrence of any of the Insured Risks and to take all reasonable steps necessary or desirable to minimise such damage or destruction and to take all reasonable steps to assist the Landlord's written insurance claims in respect of all such damage or destruction

      4.3   Taxes

            To pay bear and discharge all existing and future rates taxes levies assessments duties outgoings charges and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character) now or at any time or times during the term assessed imposed or charged upon or payable in respect of the Demised Premises or any part or parts thereof and whether payable by the Landlord or Tenant or by the owner or occupier thereof except any tax occasioned by any dealing by the Landlord with the Landlord's reversionary interest in the Demised Premises but including any tax payable by the Landlord (i) on a deemed disposal of any


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            interest of the Landlord in the Demised Premises or any part or parts thereof resulting from any development carried out or commenced by the Tenant or (ii) otherwise as a result of any act or omission of the Tenant including a due proportion (to be determined by the Landlord or the surveyor) of all such payments as may be assessed charged or payable upon or in respect of the Demised Premises with any other premises

      4.4    To keep in repair

            4.4.1 At all times to keep the whole of the Demised Premises and the appurtenances thereof including (without prejudice to the generality of the foregoing) all doors door frames plate glass windows window frames fixtures and fittings fastenings and all service media exclusively serving the Demised Premises (situate inside the Demised Premises) and sanitary and water and heating apparatus therein and the painting papering and decoration thereof in the Demised Premises in good and substantial repair and condition throughout the term (except damage by the Insured Risks provided that the Landlord's policies of insurance shall not have become vitiated or payment of the policy monies refused in whole or in the part of consequence of some act neglect or default of the Tenant)

            4.4.2 To keep any part of the Demised Premises which may not be built upon adequately surfaced in good condition tidy and free from weeds and rubbish and all landscapes or planted areas properly cultivated

            4.4.3 To renew and replace from time to time all Landlord's fixtures fittings and appurtenances in the Demised Premises which may become or be beyond repair at any time during or at the expiration or sooner determination of the term

      4.5    Decoration

             4.5.1 Upon every fifth year of the term and in the last year of the term (howsoever determined) to prepare and paint in a proper and workmanlike manner all the inside wood metal and other parts

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                  heretofore or usually painted of the Demised Premises with a sufficient number of coats of suitable good quality paint and also with every such internal painting to clean decorate and treat in a proper and workmanlike manner all such internal parts of the Demised Premises that have been or ought properly to be so cleaned decorated and treated

            4.5.2 In every third year of the term and in the last three months of the term (howsoever determined) in a proper and workmanlike manner to clean all the outside surfaces of the Demised Premises and thereafter prepare and paint all outside surfaces usually painted with three coats of good quality paint to the reasonable satisfaction of the Landlord.

            4.5.3 In the last year of the term (howsoever determined) such inside painting and decoration shall be in such colours patterns and materials as may be approved by the Landlord (such approval not to be unreasonably withheld)

      4.6   Expenses of Things used in common

            From time to time to pay on demand a fair proportion (to be conclusively determined by the Surveyor) of the expenses payable in respect of repairing renewing cleansing and lighting as appropriate all roofs walls fences service media drains roads car parks and hard standings and other things the use or benefit of which is common to the Demised Premises and other Premises

      4.7   Yield Up

            At the expiration or sooner determination of the Term quietly to yield up to the Landlord the Demised Premises duly painted repaired cleaned maintained amended and kept in accordance with the covenants in this Lease (provided) however that

            4.7.1 The Tenant may prior to the date of such expiration or determination remove all Tenant's or trade fixtures (the Tenant making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord any damage to the Demised Premises caused by such removal) and shall remove all the Tenant's furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for the removal and destruction of any such fixtures and any other items not removed by the Tenant within seven days of the said expiration or determination and the proper cost of such removal and destruction shall be paid by the Tenant to the Landlord on demand and

            4.7.2 If the Tenant shall fail to leave the Demised Premises in such condition as aforesaid then and in such case the Landlord may do or effect all such repairs renovations and decorations for which the Tenant shall be liable hereunder and the proper cost thereof shall be paid by the Tenant to the Landlord on demand and the certificate of the Landlord's Surveyor certifying the proper cost to the Landlord shall be final and binding on the Tenant save in the case of manifest error and the Tenant will also pay to the Landlord mesne profits at the rate of the rents payable hereunder immediately prior to the said expiration or determination during the period reasonably required for the carrying out of such work and the amount of such mesne profits shall be added to the cost of carrying out such work as aforesaid

      4.8   Statutory Obligations

            4.8.1 To observe and comply with the provisions and requirements of every enactment (which expression in this covenant includes every act of Parliament already or hereafter to be passed and every order regulation and bye law already or hereafter to be made under or in pursuance of any such act and all legislation whether primary or derivative emanating from all legally binding decisions of any institution or body of the European Community already or hereafter to be made and without prejudice to the generality of the foregoing specifically includes the Factories Acts the Offices Shops and Railway Premises Act 1963 the Fire Precaution Act 1971 The Health and Safety at Work Act 1974) so far as they relate to or effect the Demised Premises or the use thereof

            4.8.2 To maintain all arrangements which by or under any enactment or bye law are or may be required at any time during the currency of


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

                  this Lease to be executed provided or maintained whether by the Landlord or the Tenant

            4.8.3 To indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so required as aforesaid

            4.8.4 Not at any time during the Term to do or omit or suffer to be done or omitted in or about the Demised Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses.

      4.9   Defective Premises Act 1972

            4.9.1 Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state of the Demised Premises which would or might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972

            4.9.2 To indemnify and keep indemnified the Landlord for and against any actions proceedings damages penalties costs charges claims demands expenses or loss arising from a failure to give such notice

            4.9.3 At all times to display and maintain such notices as the
                  Landlord may require from time to time to display or require to be displayed on or in the Demised Premises pursuant to the Defective Premises Act 1972

      4.10  Planning Acts

           4.10.1 To comply in all respects during the currency of this Lease with the provisions and requirements of the Planning Acts so far as the same respectively relate to or affect the Demised Premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose

           4.10.2 To pay any development charge or other charge imposed in respect of any such matter

           4.10.3 To indemnify the Landlord against all proceedings expenses claims and demands in respect of any contravention by the Tenant of any provisions of the said Acts

      4.11  Copies of Notices

           4.11.1 Within seven days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or licence consent permission or directions given or made under any enactment and any regulations orders and instruments made thereunder and relating to the Demised Premises

           4.11.2 To permit the Landlord and all persons authorised by it all reasonable times to enter upon the Demised Premises to inspect the same for any purpose in connection with any such notice order proposal licence consent permission or direction PROVIDED THAT the person exercising such right shall cause the minimum of inconvenience and disturbance to the Tenant and make good any damage caused within a reasonable period of time

           4.11.3 If any such notice requires the execution of any works which the Tenant fails to effect within the time specified by the notice or any extension thereof the Landlord may enter upon the Demised Premises and execute such works and all its expenses in so doing shall on the completion of the said works be a debt of the Tenant due on demand by the Landlord and if not so repaid shall be recoverable by the Landlord as rent in arrear.

      4.12  Join with the Landlord in making Appeals etc.

            At the request of the Landlord to make or join with the Landlord in making any objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid

      4.13  No Application for Planning Permission

            Not to make or suffer to be made any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the Demised Premises without the Landlord's written consent first obtained (such consent not to be unreasonably withheld)

      4.14  Complete developments within Term

            Unless the Landlord shall otherwise direct to carry out before the determination of the Term (however terminated) any work of (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the Demised Premises by a date subsequent to such determination as a condition of any planning permission which may have been granted to the Tenant during the Term

      4.15  Purchase Notice

            Not to serve any purchase notice under the Planning Acts requiring any local authority to purchase the Tenant's interest in the Demised Premises or any part thereof

      4.16  Compensation

            If the Tenant shall receive any compensation because of any restriction placed upon the user of the Demised Premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

      4.17  Entry for Repairs

           4.17.1 To permit the Landlord the Surveyor and any person authorised by the Landlord by prior appointment (except in emergency) to enter upon the Demised Premises at all reasonable hours during the daytime to view the state and condition and user of the same and the fixtures and fittings therein and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder to give Notice in writing to the Tenant

           4.17.2 Within the two months after every such notice as aforesaid (or immediately in case of emergency) to repair well and substantially and make good all such defects decays and wants of reparation to the Demised Premise and the fixtures and fittings therein for which the Tenant is liable hereunder

           4.17.3 If the Tenant shall make default in the execution of the repairs and works referred to in such notice it shall be lawful for the Landlord any persons authorised by the Landlord (but without prejudice to the right or re-entry hereinafter contained) to enter upon the Demised Premises and execute such repairs and works and other fees properly incurred shall be repaid by way of further rent by the Tenant to the Landlord on demand

      4.18  Entry for other purposes

            To permit the Landlord the Surveyor and all other persons authorised by the Landlord with all necessary workmen and appliances at all reasonable times to enter and remain upon the Demised Premises for the following purposes:-

           4.18.1 Works to Adjoining Premises

                  to inspect and to execute repairs or alterations to any adjoining premises and any Service Media therein all damage to the Demised Premises thereby occasioned being made good by the Landlord or other person so entering

           4.18.2 Rent Reviews and Renewals

                  to inspect and measure the Demised Premises for all purposes connected with any pending or intended step under Part II of the Landlord and Tenant Act 1954 or the implementation of the Provisions for rent review and so that the Tenant covenants to furnish such information relevant for such purposes as may be reasonably be requested in writing by the Landlord or any such person having a right of entry under this sub-clause

           4.18.3 Taking inventories

                  to take schedules or inventories of fixtures and fittings and things to be yielded up at the determination of the Term

           4.18.4 Let or Sale Boards and Viewing

                  to affix and retain without interference upon some part or parts thereof (but not so as to obstruct the access or light or air to the Demised Premises) notice for reletting or selling the same and (in the case of prospective purchasers or lessees and their agents) to view the Demised Premises

                  PROVIDED THAT in the exercise of any rights granted or reserved in this clause 4.18 the persons exercising such rights shall do so in a reasonable manner and so as to cause the minimum of inconvenience and disturbance to the Tenant and further shall make good any damage caused without delay

      4.19 Alterations

           4.19.1 Not at any time during the Term without the previous consent in writing of the Landlord which consent shall not be unreasonably withheld or delayed and except in accordance with plans elevations sections and specifications previously submitted to and approved by the Landlord (who shall be supplied with and be entitled to retain copies thereof) to make or permit or suffer to be made any change alteration or addition whatsoever in or to the Demised Premises or to the fixtures and fittings therein (save that non-structural internal alterations will be permitted without the Landlord's prior written consent) or on any part thereof or cut or maim to injure or suffer to be cut maimed or injured any of the walls timbers girders pillars ceilings roofs floors or other structural parts thereof or make or permit or suffer to be made any flue duct or excavation upon the Demised Premises

           4.19.2 In the event of a breach of the preceding condition then in addition to any other rights and power available the Landlord shall be at liberty to remove restore or fill up (as the case may be) all such unauthorised changes alterations flues ducts or excavations as may then and there be found and the properly incurred cost of carrying out such work (including any surveyors' or other fees incurred) shall be repaid by the Tenant to the Landlord forthwith on demand

           4.19.3 Without prejudice to any other covenant on the part of the Tenant hereinbefore contained and notwithstanding the granting by the Landlord of any licence permitting the Tenant to carry out or make any alteration or addition to the Demised Premises or any change of user thereof not to carry out or make any such alteration or addition or change of user where planing permission is required therefor without first obtaining and producing to the Landlord without first obtaining and producing to the Landlord a copy of any and every requisite planning permission and building regulation and other consent

      4.20  Advertisements

           4.20.1 Other than a suitable sign showing the Tenant's trading name and business of a size and kind and position first approved by the Landlord not to be exhibited affixed to or displayed on or from he exterior of the Demised Premises or of the external walls rails or fences any sign signboard facia placard lettering notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except such as shall have been previously approved by the Landlord (such approval not to be unreasonably withheld or delayed)

           4.20.2 In the event of any such approval being given to observe any reasonable terms thereof

           4.20.3 At the expiry or sooner determination if the Term to remove every such thing so approved and make good the Demised Premises

      4.21  Encroachments etc

           4.21.1 Not to stop up or darken or obstruct any windows or other openings belonging to the Demised Premises nor to permit any encroachment or easement to be made or acquired on or over the Demised Premises

           4.21.2 In case any encroachment or easement shall be made or acquired or attempted to be made or acquired to give immediate notice upon becoming aware thereof to the Landlord and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

      4.22  User

           4.22.1 To use and occupy the Demised Premises for the Permitted Use or for such other purposes as the Landlord may from time to time permit such permission not to be unreasonably withheld or delayed

           4.22.2 Not to use the Demised Premises or any part thereof for residential or sleeping purposes

           4.22.3 Not to allow any sale by auction to be held on the Demised Premises

           4.22.4 Nothing herein shall preclude the Landlord from letting any adjoining or neighbouring floor for a use which may be in competition with the Permitted Use in whole or in part

           4.22.5 Not to use the Demised Premises for storage or storage purposes save so far is normal and necessary in the Tenants business

      4.23  Indemnity as to rating relief

           4.23.1 To keep the Landlord indemnified against any loss by the Landlord of any statutory rating relief which may be applicable to void premises and which would otherwise have been available to the Landlord to the extent that such loss shall be occasioned by the claiming of such relief by the Tenant prior to the determination (in whatsoever manner) of the Term

      4.24  Nuisance

            4.24.1 Not to do in or upon the Demised Premises or any part thereof any act or thing which may be or become or cause a nuisance or source of annoyance inconvenience damage or injury to any adjoining or neighbouring property or to the Landlord the public local or any other authority nor so as to interfere with the quiet and comfort of any other occupiers of the premises (if any) of which the Demised Premises form part

            4.24.2 From time to time to pay all costs charges and expenses incurred by the Landlord in abating a nuisance in obedience to a notice served by any relevant authority

            4.24.3 Not to cause any obstruction to the free use by others of any road path pavement car park hard-standing or other thing the use of which is common to the occupiers of or the visitors to the Demised Premises and other premises.

      4.25  Removal of Rubbish

            To remove promptly from the Demised Premises all rubbish and refuse accumulated thereon from time to time and not to burn or permit the burning thereof on the Demised Premises

      4.26  Alienation

           4.26.1 Not to assign charge underlet or part of the whole of the Demised Premises save as hereinafter expressly permitted.

           4.26.2 Not (without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed) to assign the whole of the Demised Premises except to a person (hereinafter referred to as "the Permitted Assignee") who shall have previously to the assignment entered into a direct covenant with the Landlord that during the residue of the Term then subsisting or until released pursuant to

                  Section 5 of the Landlord and Tenant (Covenants) Act 1995 to pay the rent reserved by and observe and perform the covenants and conditions contained in this Lease provided that the Tenant will (if reasonably so required by the Lessor) enter into an authorised guarantee agreement within Section 16 of the Landlord and Tenant (Covenants) Act 1995 in a form reasonably required by the Landlord provided further that if the Permitted Assignee is a private limited company it shall if reasonably required before any assignment and before taking occupation procure that directors (but not more than two) covenant by way of indemnity guarantee (and if more than one jointly and severally) with the Landlord in a form reasonably required by the Landlord

           4.26.3 Not to underlet the whole of the Demised Premises without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed in the case of a responsible and respectable Tenant and in any event not at a rental less than the open market rent and with rent reviews to be in the form of those contained in this Lease at five yearly intervals

           4.26.4 Without prejudice to the foregoing sub-clause (c) of this Clause not to underlet the whole of the Demised Premises except:-

                  (i) by an underlease or tenancy agreement (hereinafter referred to as a "Permitted Underlease") which shall contain on the part of the Underlessee (inter alia) the Stipulated Covenants hereinafter mentioned and if reasonably required in the event of a Permitted Underlessee being a private limited company the Lessee shall not underlet the whole of the Demised Premises unless directors of such company (but no more than two) have if required previously entered into such a direct covenant with the Landlord to secure the observance of such covenant by the company

                  (ii) to a person (hereinafter referred to as a "Permitted Underlessee") who shall have previously to the execution of the Permitted Underlease entered into direct covenants (in this sub-clause called "the Stipulated Covenants") with the Landlord to observe and perform the covenants and conditions in this Deed and on the part of the Tenant to be observed and performed but excluding the covenants to pay the rents reserved by this Deed

           4.26.5 Not to part with or share possession of the Demised Premises or any part thereof except by virtue of an assignment or underletting of a kind permitted by this sub-clause PROVIDED THAT notwithstanding the provisions of this clause 4.26 the Tenant may allow to a company that is a member of the same group as the Tenant to occupy the whole or part of the Demised Premises otherwise premises than in a manner which transfers or creates a legal estate

           4.26.6 Not at any time either expressly or by implication to knowingly waive any breach of any of the covenants or conditions on the part of any Permitted Underlessee comprised in any Permitted Underlease but if reasonably requested by the Landlord on any such breach to re-enter on the premises comprised in such Permitted Underlease and otherwise to take reasonable steps to enforce such covenants and conditions

           4.26.7 To produce a certified copy of every assignment transfer mortgage charge underlease Probate Letters of Administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate of interest (derivative or otherwise) in the Demised Premises or any part thereof to the Solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's solicitors a fee of Forty Pounds (f40.OO) plus Value Added Tax thereon for each such registration

                  PROVIDED ALWAYS that every Licence to assign shall contain (I) a covenant by the assignee directly with the Landlord to observe and perform the covenants herein contained including this sub-clause and to pay the rents hereby reserved during the residue of the Term

      4.27 The Tenant may charge the whole of the Demises Premises with the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed)

      4.28  Notification of occupiers etc.

           4.28.1 WITHIN one month of a demand from or on behalf of the Landlord to notify the Landlord in writing:

               4.28.1.1 of the persons in actual occupation or possession of the Demised Premises and each and every part thereof and of the right in which they are in such occupation or possession

               4.28.1.2 of all persons having an interest in the Demised
                        Premises (other than in reversion to the Term)

               4.28.1.3 of the terms of all underleases licences or
                        devolutions affecting the Demised Premises

           4.28.2 Upon demand to supply to the Landlord a copy of any underlease licence Court Order or other document affecting the Demised Premises or any part thereof

      4.29  Register Assignments etc.

            Within one month after any Charge Mortgage Assignment or underletting or sub underletting of the Demised Premises or any devolution of any interest thereon to give notice thereof in writing to the Landlord or its solicitors and to procure to them a copy certified by a practising solicitor of the assignment transfer counterpart underlease sub underlease or other instrument under which such devolution shall have occurred and pay a fee of (pounds)40.00 (Plus Value Added Tax) for registration thereof by the Landlords solicitors

      4.30  Notice of Insolvency Matters.

            Forthwith on becoming aware of the same to notify the Landlord in writing of any of the following occurring in relation to the Tenant or any surety for any of the Tenants obligations hereunder (in this clause "the Act" refers to the

            Insolvency Act 1986):-

           4.30.1 a Petition for or the making of an Administration Order or Winding Up Order an interim order (under Section 252 of the
                  Act) or a bankruptcy Order

           4.30.2 The passing or proposed passing of a resolution for winding up

           4.30.3 The making or proposed making of a voluntary arrangement (as defined in Section 253 of the Act) with creditors

           4.30.4 A Petition for or the making of an order for dissolution

           4.30.5 The appointment of a Receiver of Manager over the whole or any part of its property

           4.30.6 The levying of any execution at any of its property

      4.31  Legal and Other Costs

            To pay on demand on an indemnity basis the proper and reasonable legal surveyors architects bailiffs and other proper fees incurred by the Landlord in relation to or in proper contemplation of:-

             4.31.1 All applications by the Tenant for any consent of the
                    Landlord required by this Lease and also all such fees actually incurred by the Landlord in cases where consent is reasonably refused or the Application is withdrawn and in respect of any such application at the request of the Landlord to provide security for such fees by way of a solicitors undertaking.

           4.31.2 The enforcement of any breach of any of the covenants on the part of the Tenant and the conditions herein contained whether during or after the termination of the term and the recovery of arrears of rent due from the Tenant hereunder

           4.31.3 The preparation and service of a notice under Section 146 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the covenants herein contained (notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court)

           4.31.4 The preparation of service of Schedules of dilapidations or notice under the foregoing provisions of this clause during the term or within one month following the determination thereof

      4.32  Floor Loading

            Not to place or suspend any object of excessive weight on or from the floors ceilings or walls of the Demised Premises nor without the Landlord's previous written consent to set up or permit to be set up on any part of the Demised Premises any steam gas or electric or other boiler engine machine or mechanical contrivance other than normal desk top office machinery

      4.33  Fire Fighting Equipment

            To keep the Demised Premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall be open to the inspection and maintained to the reasonable satisfaction of the Landlord the local fire authority and the Landlords insurers and also not to obstruct the access to or means of working of such apparatus and appliances

      4.34  To pay Gas Charges etc

            To pay to the suppliers thereof all charges for:

           4.34.1 gas electricity telephone and water (including apparatus and meter rents if any) consumed in the Demised Premises during the Term

           4.34.2 Sewage and rubbish disposal and all other similar services in respect of the Demised Premises

      4.35  Value Added Tax ("VAT")

           4.35.1 To pay to the Landlord (in addition to the rents and other sums payable under this Lease) amounts equal to any non recoverable value added tax at the rate for the time being in force as shall be chargeable (whether or not as a result of the exercise of any option or the making of any election by the Landlord) in respect of or by reference to or as a result of:

                  (a) Any rents and other consideration payable to the Landlord under this Lease or

                  (b) Any supply made by the Landlord to the Tenant under the terms of or in connection with this Lease and the payments to be made by the Tenant hereunder if the said Value Added Tax shall be chargeable in respect of or by reference to the rents and other consideration so payable under this Lease shall be made at the like times as such rents and other consideration is payable following receipt of a valid VAT invoice addressed to the Tenant but otherwise when the supply which gives rise to the Charge to Value Added Tax is treated as taking place for the purposes of Value Added Tax and (for the avoidance of doubt) it is confirmed that where in any part of this Lease (other than in this present sub-sub-clause itself) or in the Schedules to this Lease the Tenant agrees to pay an amount of money (or other consideration) such amount (or other consideration) shall be regarded as exclusive of any Value Added Tax which may from time to time be chargeable with respect thereto or by reference thereto or as a result of any supply made by the Landlord to the Tenant under the terms of or in connection with this lease.

           4.35.2 (Without prejudice to the liability imposed on the Tenant under the Terms of the immediately preceding sub-sub-clause) where under this Lease the Tenant agrees to pay or contribute to (or indemnify the Landlord or any other person in respect of) any costs fees expenses outgoings or other liability of whatsoever nature whether of the Landlord or any third party reference to such costs fees expenses outgoings and other liability shall (for the avoidance of doubt) be taken to include reference to any value added tax charged in relation thereto except to the extent and only to the extent the Landlord obtains a credit for the same as allowable input tax but such payment shall only be made following receipt of a valid invoice addressed to the Tenant.

           4.35.3 Without prejudice to any statutory rights which the Landlord has in this respect and notwithstanding anything contained in this lease or otherwise, it is confirmed that the Landlord reserves the right in its absolute discretion from time to time to exercise or not as the case may be

                  (a) any option which results in Value Added Tax being charged on any supply made by the Landlord or

                  (b) any election to waive exemption from Value Added Tax with respect to any supply made by the Landlord and nothing in this lease or otherwise shall create any implication as to how the Landlord may exercise that discretion from time to time

      4.36  Indemnity for Landlord

           4.36.1 To be responsible for and to keep the Landlord indemnified against:-

               4.36.1.1 all claims whatsoever which may be made by any
                        Tenants for the time being of the Demised Premises holding of the Tenant under the Provisions of any statute relating to Landlord and Tenants for the time being in force

               4.36.1.2 all damage occasioned to the Demised Premises or any other part of the Building (if any) or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant

           4.36.2 To pay and make good to the Landlord all and every loss and damage whatsoever properly incurred or sustained by the Landlord as a consequence of such breach or non observance of the Tenants covenants herein contained and to indemnify the Landlord and the Landlord's estate and effects from and against all actions claims liability proper costs and expenses thereby arising

      4.37  Glass Insurance

            Forthwith to insure and keep insured against loss or damage by accident all glass in the windows doors and partitions in the Demised Premises to the full value thereof in a reputable insurance office to be approved in writing by the Landlord (such approval not to be unreasonably withheld) and whenever required to produce to the Landlord the policy of such insurance and the receipt for the last premium due in respect thereof and in case the said glass or any of it shall be destroyed or damaged by accident then and as often as the same shall happen all monies received in respect of such insurance shall with all convenient speed be laid out in reinstating the same with glass of the same nature quality and thickness as at present and to make up any deficiency in such monies for that purpose

      4.38  Regulations

            To observe perform and conform to all reasonable regulations stipulations restrictions and conditions made by the Landlord for the proper management of the Building and notified to the Tenant by the Landlord in writing from time to time

5 LANDLORD'S COVENANTS

      The Landlord HEREBY COVENANTS with the Tenant as follows:-

      5.1   Quiet Enjoyment

            To permit the Tenant peaceably and quietly to hold and enjoy the Demised Premises for the term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord

      5.2   Insurance

            5.2.1 To keep the Building of which the Demised Premises form part insured (except as to glass for which provision is made in Clause 4.36 hereof) with such insurance company as the Landlord may from time to time decide the same however to be one of repute and having its principal place of business in the United Kingdom against the insured risks in such minimum sum as the Landlord shall from time to time reasonably deem to be adequate (or in such greater insurable sum as the Tenant shall reasonably in writing to the Landlord require) including provision for clearance of debris and fees of architects and surveyors consulting engineers and legal and other fees and also against the loss of three years rent subject always to the provisions and exclusions which the insurers may require.

            5.2.2 To make all payments necessary for the above purposes when the same shall respectively become due and to produce to the Tenant on demand the policy or policies as such insurance and the receipt for each such payment

            5.2.3 At the request and cost of the Tenant to provide the Tenant with a copy of such policy or policies or a specimen policy containing the standard terms applicable thereto

            5.2.4 In the event of the Demised Premises or any part thereof or means of access thereto being destroyed or damaged by any of the Insured Risks during the term forthwith (as soon as the necessary labour materials and permits are obtained which the Landlord shall take all reasonably practical steps to obtain and subject as hereinafter provided) to lay out in or towards repairing or reinstating the same in a good and substantial manner to the reasonable satisfaction of the Tenant all monies received under or by virtue of any such insurance (other than monies received in respect of loss of rent) and to make up any shortfall in the insurance monies received required to repair and reinstate as aforemenioned from its own resources the Tenant permitting entry on the Demised Premises for this purpose by the Landlord its servants agents contractors

            5.2.5 The Landlord shall have the right within twelve months of such damage or destruction if the degree of damage or destruction is such as reasonably to necessitate the demolition of the whole or substantially the whole of the Demised Premises or of the remaining parts of it to apply the said monies in such other way as the Landlord


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

                  shall in its absolute discretion consider appropriate and in the event of the Landlord electing to adopt the last mentioned alternative and of its notifying the Tenant in writing accordingly, the Tenant shall be entitled at any time within the ensuing three months by notice in writing served upon the Landlord in its behalf to determine the term hereby granted as from the quarter day next following after the service by the Tenant of such notice and upon the expiry of such notice this Lease shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants on the part of the Tenant herein contained and for the purposes of this sub clause the Tenant further covenants with the Landlord not to exercise the Tenant's right under Section 83 of the Fire's Prevention (Metropolis) Act 1774 earlier than six months after the happening of any such damage or destruction as aforesaid

            5.2.6 In no event shall the Landlord be obliged to reinstate the
                  Demised Premises in identical form to that in which the Demised Premises were immediately before the damage or destruction in question PROVIDED THAT the Landlord shall use reasonable endeavours to ensure that the reinstated Demised Premises are of equivalent amenity layout appearance shape size and use to the Tenant

            5.2.7 Without prejudice to the preceding provision of this Clause if the Landlord shall be prevented by any circumstance beyond the reasonable control of the Landlord from repairing or reinstating the Demised Premises in all money received in respect of the insurance effected by the Landlord pursuant to this Clause shall belong to the Landlord

            5.2.8 To notify the insurers of the Tenant's interest in the Demised
                  Premises

            5.3 Whenever the Demised Premises or any part or the means of access thereto are damaged or destroyed by any of the Insured Risks and such reinstatement or repair has not been completed so that the Demised Premises or any part of the means of access thereto remains until at any time after the expiry of three years after the date upon which it first became unfit then either party


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

may serve a notice on the other party referring to this clause whereupon this Lease will immediately come to an end and that without prejudice to any antecedent rights of either party against the other

      5.4   To Keep in Repair

            At all times to keep the building and the appurtenances thereof including the main structure roof and foundations but excluding such parts thereof (if any) of the Demised Premises in good repair and condition throughout the Term

6. ABATEMENT OF RENT

      In case the Demised Premises or any part thereof shall at any time be destroyed or so damaged by any of the insured risks as to be unfit for occupation or use, then and in any such case (unless the insurance of the Demised Premises shall have been vitiated by the Act Neglect Default or Omission of the Tenant) the Rent and other payments hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and seize to be payable until whichever is the earlier of:-

      (a) the date on which the Demised Premises shall again be fit for use and occupation

      (b) the expiration of three years from the date of occurrence of the destruction or damage and

      (c) the expiration of three months from the date of service by the Landlord on the Tenant of the Notice of election as provided in Sub-clause 5.2.5 hereof (provided that if in such period of three months the Tenant shall have served a notice to terminate the term in accordance with such sub-clause the period hereby provided for shall be extended to the quarter day next following the service of such Tenants notice)

      and such proportion in case of disagreement shall be referred to a single Arbitrator in accordance with and subject to the provisions of the Arbitration Acts 1996.

7. RE-ENTRY

      PROVIDED ALWAYS and it is hereby agreed and declared that if:-


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

      7.1 The said rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for fourteen days after the same shall have become due (whether (in the case of the rent firstly hereinbefore reserved) any formal or legal demand therefore shall have been made or not) or

      7.2 There shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or

      7.3 The Tenant or other person or persons in whom for the time being the term shall be vested or any of them or any person who shall from time to time be a surety (either alone or jointly with any other person or persons) to the Landlord for the performance of any of the obligations of the Tenant hereunder

            7.3.1 shall (being an individual)

                7.3.1.1 be the subject of an interim order under Section 252 of the Insolvency Act 1986 (in this clause referred to as "the Act")

                7.3.1.2 become bankrupt

                7.3.1.3 make a voluntary arrangement (as defined in Section
                        253 of the Act) with creditors or

                7.3.1.4 suffer any execution to be levied at the Demised
                        Premises or

            7.3.2 shall (being a company)

                7.3.2.1 enter into liquidation whether compulsory or voluntary
                        (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction of a solvent company)

                7.3.2.2 have an administration order made in respect of it

                7.3.2.3 make a voluntary arrangement (defined as aforesaid)

                7.3.2.4 have a receiver or manager appointed over the whole or any part of its property or

                7.3.2.5 suffer any execution to be levied at the Demised
                        Premises then and in such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf into or upon the Demised Premises or any part thereof in the name of the whole to re enter the Demised Premises peaceably and to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of either party against the other in respect of any antecedent breach of any covenant or condition herein contained

8. NOTICES

      Any Notice required to be given or served under these presents and not otherwise provided for shall be served or deemed to be served on the Tenant if served in accordance with Section 196 of the Law of Property Act 1925

9. LANDLORDS DEVELOPMENT

      It is hereby agreed that:-

      9.1 Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any Land or building not comprised in this lease or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any covenant agreement or conditions entered into by any Purchaser from or by any Lessee or occupier of the Landlord in respect of property not comprised in this Lease or to prevent or restrict in any way the development of any land not comprised in this lease or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any covenant agreement or conditions entered into by any Purchaser from or by any Lessee or occupier of the Landlord in respect of property not comprised in this Lease or to prevent or restrict in any way the development of any land not comprised in this lease

      9.2 Nothing herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever over or against any adjoining or neighbouring property which now does or hereafter shall belong to the Landlord which would or might restrict or prejudiciously effect the future rebuilding alteration or development of such adjoining or neighbouring property PROVIDED THAT nothing herein contained shall permit or be deemed to permit the Landlord by any such rebuilding alteration or development to alter extinguish or diminish any easement right or privilege granted by this Lease

      9.3 The landlord shall have the right at any time to make such alterations to or to pull down and rebuild or redevelop any such adjoining or neighbouring property as it may deem fit without obtaining any consent from or making any compensation to the Tenant

10. PARTY WALLS

      Each and every wall separating the Demised Premises from any adjoining premises shall in the absence of evidence to the contrary be deemed to be a party wall severed medially

11. STATUTORY COMPENSATION

      Except where any statutory provision prohibits the Tenants right to compensation being reduced or excluded by agreement a Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any statutory compensation

12. EXCLUSION OF WARRANTY AND IMPLIED COVENANTS

      Neither the granting of this Lease nor any provision herein contained shall operate or be construed

      (a) as warranting that the use to which the Tenant proposes now or hereafter to put the Demised Premises or any use to which (whether subject to conditions or not) the Tenant's may be at liberty or may be required under the provisions of this Lease to put the Demised Premises is or may be or become legally permitted whether under the provisions of the Planning Acts or otherwise or

      (b) so as to imply any repairing obligation on the part of the Landlord except in so far as such obligation is specifically provided for herein

13. BREAKDOWN OF SERVICE

      The Landlord shall not be liable to the Tenant or any other person for any loss damage or inconvenience which may be caused by reason of the failure stoppage leakage bursting or defect of any hot or cold water sanitary or other apparatus or of soil gas water electricity or by reason of the breakdown or defect of any plants or machinery in the said building or any neighbouring or adjoining building or the failure to cleanse repair or light any part of the said building the use of which is granted in common with others or in respect of any accident loss or damage occurring or resulting to the Tenant or to the Tenants servants workpeople agents invitees and licensees in or about the building howsoever caused PROVIDED THAT the Landlord shall take all practical steps to minimise any such breakdowns or defects failure stoppages leakages or bursting as aforesaid

14. TENANT'S OPTION TO BREAK

Provided there are no arrears of Rent the Tenant may determine this Lease on the expiration of the fifth year of the term by giving to the Landlord not less than six months prior written notice and on expiry of such notice the term shall cease and determine but without prejudice to any rights or remedies that may have accrue to either party to this Lease.

15. GUARANTOR'S PROVISIONS

      15.1. The parties agree and declare as follows:

            (a) where a Guarantor is a party to the Lease the Guarantor covenants with the Landlord as set out in this Clause;

            (b) where a surety for an assignee is required such surety shall covenant with the Landlord as if it were the Guarantor under the Lease except that the guarantee will take effect only from the date of the relevant assignment and extend only to the obligations of the assignee and its successors in title;

            (c) where a surety for an undertenant is required such surety shall covenant with the Landlord as if it were the Guarantor under the Lease except that the guarantee will extend only to the obligations of the undertenant and its successors in title under the underlease and the provisions relating to disclaimer of the Lease will not apply.

      15.2. GUARANTOR'S COVENANT

            (a) The Guarantor covenants with the Landlord (for the benefit of the Landlord and of the person in whom from time to time the reversion immediately expectant upon the Determination of the Term is vested without the need for any express assignment) that during the first five years of the Term the Tenant shall punctually pay the Rent in accordance with the terms of the Lease and observe and perform the covenants and other provisions of the Lease and in case of default by the Tenant the Guarantor will pay the Rent and observe and perform the covenants and provisions in respect of which the Tenant is in default and make good to the Landlord on demand and indemnify the Landlord against all proper losses damages costs and expenses thereby arising or incurred by the Landlord

            (b) The liability of the Guarantor under clause 44.1 shall not be affected in any way:

                  (i) any neglect or forbearance of the Landlord in enforcing payment of Rent or observance or performance of the covenants and provisions of the Lease

                  (ii) any time or indulgence given to the Tenant by the Landlord

                  (iii) any reasonable refusal by the Landlord to accept Rent from the Tenant following a breach of covenant by the Tenant any agreement with the Tenant any licence or consent granted to the Tenant or any variation in the terms of the Lease

                  (iv) the death of the Tenant (if an individual) or the dissolution of the Tenant (if a company)

                  (v) a surrender of part of the Premises except that the Guarantor will have no liability in relation to the surrendered part in respect of any period following date of surrender

            (vi) any other act or thing apart from the express release in writing of the Guarantor

      (c) if during the first five years of the Term the Tenant (being a company) enters into liquidation or (being an individual) becomes bankrupt and the liquidator or the trustee in bankruptcy disclaims the Lease the Guarantor shall upon written notice from the Landlord give within three months after the date of disclaimer accept a new lease of the Premises for a term equal to the residue then remaining unexpired of the Agreed Term at the Rent then being paid under the Lease and otherwise subject to the same covenants and provisions as in the Lease including any ability for the Tenant to determine the Lease (without however requiring any other person to act as guarantor) such new lease to take effect from the date of disclaimer and to be granted at the proper cost of the Guarantor who shall execute and deliver to the Landlord a counterpart of it.

      (d) if the Lease is disclaimed during the first five years of the Term and for any reason the Landlord does not require the Guarantor to accept a new lease pursuant to clause 44.3. the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises and the Rent (if higher) which would have been payable had the Lease not been disclaimed for the period commencing with the date of disclaimer and ending upon the date three months after the date of disclaimer or (if earlier) the date upon which the Premises are relet

      IN WITNESS WHEREOF this Deed has been executed the day and year first above written

                               THE FIRST SCHEDULE
                             (RIGHTS AND PRIVILEGES)

            1. The right to support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by the Demised Premises by from over under or through any adjacent or neighbouring land or buildings of the Landlord

            2. A right of way at all times to and from the Demised Premises through the area hatched blue on the Plan annexed hereto

            3. A right to use the storage of dustbins the area coloured grey on the said Plan B

            4. A right to connect into and use all service media now or hereafter constructed so as to be able to serve the Demised Premises

                               THE SECOND SCHEDULE
                          (EXCEPTIONS AND RESERVATIONS)

            1. The Right to connect up to and use all service media now or hereafter construed upon through or under the Demised Premises

            2. The Right to enter (or in cases of emergency to break and enter) the Demised Premises in all cases in which the Tenant has covenanted herein to permit entry subject to the conditions of such rights herein contained

            3. All rights of light air and other easements and rights now or hereafter belonging to or enjoyed by the Demised Premises from or over any adjacent or neighbouring land or building

            4. The Right to build or rebuild or alter or repair the Building (other than the Demised Premises) or any adjacent or neighbouring land or building in any manner whatsoever and to let the same for any purpose or otherwise deal therewith

5. The Right to erect scaffolding outside the Demised Premises (whether or not attached to the Demised Premises) to enable the Landlord and any person authorised by the Landlord to exercise any right or comply with any obligation hereunder PROVIDED THAT such scaffolding does not restrict the access to or use and enjoyment of the Demised Premises

6. The Right to support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the term vested in the Landlord

SIGNED AS A DEED by          )
ABILITY DEVELOPMENTS LTD)    )
Acting by its Director and   )
Secretary                    )


/s/ [ILLEGIBLE]
----------------------------------- Director


/s/ [ILLEGIBLE]
----------------------------------- Secretary